                                                                   Exhibit 10.13

                        Complementary Software Program

                          Developer Package Agreement

Between:  SAP Labs, Inc.
          3475 Deer Creek Road Palo Alto, CA 94304, USA

          (hereinafter: SAP)

and:      Mediaplex, Inc.
          131 Stuert St., 4th Floor
          San Francisco, CA 94105

          (hereinafter: Partner)

1.   Subject Matter of the Developer Package Agreement
     -------------------------------------------------

     1.1 The subject matter of this Developer Package Agreement is the Update Service for the SAP Software Development Kit (SDK) and Remote Access to an R/3 test system at the SAP Integration & Certification Center (ICC) at SAP Labs, Palo Alto, California.

     1.2 Remote Access to an R/3 test system is granted exclusively as part of the SAP Complementary Software Program. Partner is only entitled to use the R/3 System to develop interfaces to the R/3 System and to test their interaction with the R/3 System. ABAP development is not supported.

     Partner shall refrain from performing any activities in connection with the R/3 System that do not directly serve the purpose specified above, irrespective of whether the activities are relevant in terms of copyright. In particular, Partner shall refrain from using the R/3 System productively or for training purposes.

     1.3 Remote Access may not be extended to a third party under any circumstances.

2.   Services To Be Performed. SAP Labs will provide the following services to
     ------------------------
Partner for the Term set forth in Section 4 of this Developer Package Agreement:

     2.1  SDK Update Service

     Upon commercial release of a new R/3 Release, SAP Labs will provide Partner with an update to the SAP Software Development Kit (SDK). This includes:

 .  SAPGUI software and RFCSDK software
 . R/3 online documentation, including activities with the RFCSDK . Checklist and SAPGUI installation documentation
 .  SAP system requirements documentation

     2.2  Remote R/3 Access

     The Remote Service comprises access to an R/3 System for a maximum of 3 users for the purposes of developing and testing external interface programs. Remote Access is dependent upon the availability of the R/3 test system at the ICC. In general, Remote Access is available during normal office hours, Pacific Standard Time (PST).

     Access to the R/3 test system is not possible when the system is being updated to a new R/3 release or when other system administration activities are in progress. These activities may take place during normal office hours (PST). If possible, the ICC will announce the times at which the R/3 test system is not available by means of R/3 system messages or by e-mail.

     Remote Access is supported by dedicated lines that are provided by network service providers such as AT&T, MCI, Sprint, Westinghouse or WilTel (status:
US/Canada only, September 1995). A direct connection via ISDN is also possible. Members of the SAP Network Team usually call Partner to discuss the most suitable connection after the Agreement has been signed.

     Partner is responsible for making the necessary internal arrangements for the carrying out of the Services on a non-interference basis. Changes to the Services to be performed may be made upon prior written mutual agreement of the parties hereto.

3.  Fees and Billing
    ----------------

     The current annual fee for the SDK Update Service and the Remote R/3 Access is USD 6,500. Service shall commence on the 1st day of the month following execution of this Developer Package Agreement by Partner. Partner shall be invoiced on a pro rata basis for the period remaining until the end of the calendar year, and thereafter at the beginning of each subsequent calendar year for a period of 12 months. Fees are subject to change once during a calendar year.

     Partner shall pay the line costs for Remote R/3 Access. This Agreement does not envisage travel to Partner. However, if such travel becomes necessary or is agreed upon, Partner shall pay the travel expenses.

     Other marketing and technical services are available as set forth in Attachment A to this Agreement.

4.  Start Date, Automatic Service Extension and Termination
    -------------------------------------------------------

     Services shall commence on the 1st day of the month following execution of the Developer Package Agreement by Partner and expire December 31, 1999, with automatic renewals for one (1) year periods unless, at least six (6) weeks prior to a scheduled renewal date, either party gives written notice of its intentions not to renew this Agreement. SAP may terminate this Developer Package Agreement immediately and without prior notice upon the material breach of any provision of the terms of this Developer Package Agreement by Partner.

5.  Training
    --------

     Partner is encouraged to participate in SAP training classes that teach SAP technologies and/or business processes which are important for the understanding of the particular interfaces, and will help Partner in allocating company resources. Such training shall be made available by SAP on a space available basis, to the extent such training courses are generally offered by SAP and at SAP's current prices and terms.

Selected Services and Partner Contact Information

    X     SAP Software Development Kit (SDK) including SAPGUI and RFCSDK
   ---- (Please provide contact information of person who should receive the SDK)


          Name      Barclay Jiang
                 ---------------------------------------

          Address   131 Stuert St. #400
                 ---------------------------------------

          Phone     415-808-1900           Fax
                 ------------------------      ---------

          Email     GJIANG@MEDIAPLEX.COM
                 ---------------------------------------

    X     Remote access to an R/3 system provided by ICC
   ---- (Please provide information of person who should be contacted for initial set-up)


          Name      same
                 ---------------------------------------

          Address
                 ---------------------------------------

          Phone                    Fax
                 ----------------      -----------------

          Email
                 ---------------------------------------

6.        Superseding Agreement
          ---------------------

     Upon execution of this Agreement, all prior agreement(s) related to this same subject matter shall be deemed terminated in their entirety. All Software, Documentation, and Confidential Information for the Software licensed hereunder, will remain in Partner's possession and be considered licensed to Partner pursuant to the terms and conditions as contained herein. All Software, Documentation, and Confidential Information provided to Partner under prior agreements but not licensed hereunder shall be deleted/returned to SAP.

General

     This Developer Package Agreement and each Attachment hereto constitute the complete and exclusive statement of the agreement between SAP and Partner as it relates to the subject of matter and obligations contained herein and all previous representations, discussions and writings are merged in, and superseded by this Developer Package Agreement.

ACCEPTANCE:                              ACCEPTANCE:
SAP Labs Inc.                            Mediaplex, Inc.
Signature      /s/ Kestutis Ivinskis
               -----------------------   --------------------------
Name            Kestutis Ivinskis        VP STRATEGIC BUSINESS DIV.
               -----------------------   --------------------------
Title                                    MEDIAPLEX, INC.
               -----------------------   --------------------------
Date            7/26/99
               -----------------------
Signature      /s/ Christian Bjoernsen
               -----------------------
Name           Christian Bjoernsen
               -----------------------
Title          Development Manager ICC
               -----------------------
Date           7/23/99
               -----------------------

      Attachments:   Attachment A (1 page)
                     R/3 Software Remote Access Agreement (3 pages)

Attachment A

                       SAP Complementary Software Program

             List of Marketing and Technical Services (1-Jan-1999)

                                   (Excerpt)


             Service                         Description                            Comment                    Price
--------------------------------------------------------------------------------------------------------------------------
  1   CSP Info                 General Information about the SAP          Info available via the         Free
                               Complementary Software Program, SAP        Internet. See www.sap.com
                               Business Framework, integration               --Partners--Complementary
                               technologies, SAP Business Interfaces                          Software
                               and Certification.

--------------------------------------------------------------------------------------------------------------------------
  2   Integration Consulting   Consulting by Integration &                Call for details, per day      Starts at USD
                               Certification Center, e.g. SAP System      (8 hours).                     1,900 per day
                               Architecture, SAP Integration                                             (K5)
                               Technologies, overview SAP Business
                               Interfaces, BAPIs, RFC, ALE
                               programming, certification procedure,
                               customizing, special topics.
--------------------------------------------------------------------------------------------------------------------------
  3   Interface                Integration using standard SAP             Call for details               13,500 USD, same
      Certification            integration scenarios. Interface                                          fee for all
                               documentation, certification contract,                                    certifiable
                               1 day interface consulting, 1 day                                         interfaces
                               certification testing, additional
                               consulting per day (K5), certificate.
--------------------------------------------------------------------------------------------------------------------------
  4   Developer Package        Update Service SAP Software Development    Update when new release of     6,500 USD annual
                               Kit incl. SAPGUI und RFCSDK, SAP online    SAP becomes available.         fee
                               documentation, SAP supported network       Prerequisite: Certification
                               info. Remote access to SAP test system     or SDK/Remote agreement.
                               for interface development and testing      Remote access is provided
                               if SAP test system is available. No        via dedicated lines
                               ABAP development.                          established through network
                                                                          service providers.  All
                                                                          costs for network access
                                                                          incurred are to be borne by
                                                                          partner.
--------------------------------------------------------------------------------------------------------------------------
  5   Marketing Services       Partner management, SAP database and       Call for details               USD 4,800 annual
                               internet marketing, provision of SAP                                      fee, after
                               info including SAPnet, CSP program logo.                                  successful
                                                                                                         certification or
                                                                                                         validation
--------------------------------------------------------------------------------------------------------------------------

                    SAP R/3 SOFTWARE REMOTE ACCESS AGREEMENT
                                 ("Agreement")

     WHEREAS, SAP desires to grant to Licensee and Licensee desires to accept from SAP, a license to access and use SAP's proprietary R/3 Software (as defined herein) upon the terms and conditions hereinafter set forth; NOW, THEREFORE, SAP and Licensee agree as follows:

1.   DEFINITIONS.
     -----------

     1.1  "Documentation" means SAP's standard documentation, in human- or
           -------------
machine-readable format, in any medium, which is delivered to Licensee under this Agreement, including SAP's standard manuals, program listings, data models, flow charts, logic diagrams, input and output forms, functional specifications, instructions, and complete or partial copies of the foregoing.

     1.2  "Extension" means an addition to the Software which does not require a
           ---------
Modification.

     1.3  "Modification" means a change to the Software which changes the source
           ------------
code.

     1.4  "Non-Productive Use" means use of the Software solely for Licensees
           ------------------
internal training or testing.

     1.5  "Productive Use" means use of the Software solely to operate
           --------------
Licensee's business, including Electronic Data Interchange transactions and developmental work.

     1.6  "Program Concepts" means the concepts, techniques, ideas, and know-how
           ----------------
embodied and expressed in any computer programs or modules included in the Software, including the structure, sequence, and organization of such programs or modules.

     1.7  "Proprietary Information" means: (i) with respect to SAP and SAP AG,
           -----------------------
the Software and Documentation and any complete or partial copies thereof, the Program Concepts, SAP licensors' Third-Party Database, any other third-party software licensed with or as part of the Software, benchmark results, and any other information identified or reasonably identifiable as confidential and proprietary information of SAP, SAP AG, or their licensors ("SAP Proprietary
                                                             ---------------
Information").
-----------

     1.8  "Software" means: (i) the R/3 Software accessed pursuant to this
           --------
Agreement, in machine- or human-readable form, including the SAP Graphical User Interface Kit, developed by or licensed to SAP AG and delivered to Licensee hereunder; (ii) any Releases, Versions, or Correction Levels of the Software as contemplated by this Agreement; and (iii) any complete or partial copies or replacements of any of the foregoing.

2.   GRANT OF ACCESS
     ---------------

     (a) Subject to this Agreement, SAP grants and Licensee accepts a non-exclusive, non-transferable license to access the Software, Documentation, Third-Party Database, and other SAP

Proprietary Information provided by SAP to Licensee, at the Designated Site specified in Section 7.3 hereof for Non-Productive Uses. Licensee agrees that this license does not permit Licensee to: (i) use the Software and Third-Party Database for a service bureau application; or (ii) sublicense, or otherwise transfer, assign, or rent the Software or Third-Party Database.

3.   TERM
     ----

     This Agreement and all access rights granted hereunder shall be effective upon execution by both parties and expire December 31, 1999, with automatic renewals for one (1) year periods unless, at least six (6) weeks prior to a scheduled renewal date, either party gives written notice of its intentions not to renew this Agreement, or unless this Agreement is otherwise terminated upon termination of the Developer Agreement between the parties; provided, however, that in the event of a material breach of this Agreement by Licensee which has not been cured within ten (10) days of written notice of such breach, or upon any attempt by Licensee to assign, delegate, sublicense or otherwise transfer this Agreement in violation hereof this Agreement will terminate at the end of such ten (10) day cure period.

4.   PROPRIETARY RIGHTS.
     ------------------

     4.1  SAP Proprietary Information
          ---------------------------

          (a) Licensee acknowledges that ownership of and title in and to all intellectual property rights, including patent, trademark, service mark, copyright, and trade secret rights, in the SAP Proprietary Information are and shall remain in SAP and SAP AG and their respective licensors. Licensee acquires only the right to use the SAP Proprietary Information under the terms and conditions of this Agreement and does not acquire any ownership rights or title in or to the SAP Proprietary Information and that of their respective licensors.

          (b) Licensee shall not copy, translate, disassemble, or decompile the Software, nor create or attempt to create, by reverse engineering or otherwise, the source code from the object code of the Software licensed hereunder or use it to create a derivative work, unless authorized in writing by SAP. Other than as specified herein, any tools licensed with or included in the Software may not be copied, in whole or in part, without the express written consent of SAP.

          (c) Licensee shall not remove any proprietary, copyright, trademark, or service mark legend from the Software, Documentation, Third-Party Database, or SAP Proprietary Information.

     4.2  Protection of Proprietary Information.  In order to protect the rights
          -------------------------------------
of SAP and its licensors, in its Proprietary Information, Licensee agrees to refrain from disclosing, providing, or making available any of the Proprietary Information in any form to any person, except to bona fide employees, officers, directors, of Licensee whose access is necessary to enable such party to exercise its rights hereunder, without the prior written consent of SAP.

     4.3  Duties Upon Termination.  Upon any termination hereunder, Licensee
          -----------------------
shall immediately cease use of the Software, Documentation, Third-Party Database, and other SAP

Proprietary Information and shall irretrievably delete and/or remove such items from all Application Servers, computer terminals, workstations, data files, and Designated Sites.

     4.4  Modifications and Extensions.  Licensee is not permitted to make
          ----------------------------
Modifications or Extensions to the Software.

5.   LIMITATION OF LIABILITY.
     -----------------------

     5.1  Express Disclaimer.  SAP DISCLAIMS ALL OTHER WARRANTIES EXPRESS OR
          ------------------
IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE EXCEPT TO THE EXTENT THAT ANY WARRANTIES IMPLIED BY LAW CANNOT BE VALIDLY WAIVED.

     5.2  Licensee's Remedies.  Licensee's sole and exclusive remedies for any
          -------------------
damages or loss in any way connected with the Software or services furnished by SAP and its licensors, whether due to SAP's negligence or breach of any other duty, shall be, at SAP's option: (i) replacement of the Software or performance of services; or (ii) return or credit of an appropriate portion of any payment made or to be made by Licensee with respect to the applicable portion of the Software or services. The foregoing limitation of liability does not apply to personal injury or death caused solely by the gross negligence or willful misconduct of SAP. With respect to damage to tangible property, SAP and its licensors will not be responsible in any amount in excess of the amount by which such damage is paid by SAP's liability insurance.

     5.3  SAP Not Responsible.  SAP will not be responsible for (i) the
          -------------------
modification or improvement of the Software to fit the particular requirements of Licensee; or (ii) the correction of any program errors resulting from Modifications or Extensions; or (iii) die correction of any program errors as a result of misuse of the Software by Licensee. Under no condition will SAP be responsible under this Agreement for preparation or conversion of data into the form required for use with the Software.

     5.4  Exclusion of Damages.  ANYTHING TO THE CONTRARY HEREIN
          --------------------
NOTWITHSTANDING, UNDER NO CIRCUMSTANCES SHALL SAP AND ITS LICENSORS BE LIABLE TO LICENSEE OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES, LOSS OF GOOD WILL OR BUSINESS PROFITS, WORK STOPPAGE, DATA LOSS, COMPUTER FAILURE OR MALFUNCTION, ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSS, OR EXEMPLARY OR PUNITIVE DAMAGES.

6.   INDEMNIFICATION.
     ---------------

     6.1  Indemnification of SAP and SAP AG.  Licensee shall indemnify SAP, and
          ---------------------------------
SAP AG and its licensors, against all claims, liabilities, and costs, including reasonable attorneys' fees, reasonably incurred in the defense of any claim arising out of Licensee's unauthorized use of the Software, Documentation, Third-Party Database, and other SAP Proprietary Information, licensed under this Agreement, provided that, SAP promptly notifies Licensee in writing of such
           --------
claim and that Licensee is permitted to control fully the defense and any settlement of the claim.

7.   MISCELLANEOUS.
     -------------

     7.1  Export Control Notice.  Regardless of any made by Licensee to SAP of
          ---------------------
an ultimate destination of the Software, Documentation, Third-Party Database, and other provided SAP Proprietary Information Licensee acknowledges that SAP's Software, Documentation, Proprietary Information, and the Third-Party Database are being released or transferred to Licensee in the United States and are therefore subject to the U.S. export control laws. Licensee acknowledges its exclusive obligation to ensure that its exports from the United States are in compliance with the U.S. export control laws. Licensee shall also be responsible for complying with all applicable governmental regulations of any foreign countries with respect to the use of the Proprietary Information by its Affiliates outside of the United States. Licensee agrees that it will not submit the Software to any government agency for licensing consideration or other regulatory approval without the prior written consent of SAP. Licensee shall defend, indemnify, and hold SAP, SAP AG, and its licensors harmless from and against any and all claims, judgments, awards, and costs (including reasonable attorneys' fees) arising out of Licensees noncompliance with applicable U.S. or foreign law with respect to the use or transfer of the SAP Proprietary Information outside the United States by Licensee.

     7.2  Governing Law.  This Agreement shall be governed by and construed
          -------------
under the Commonwealth of Pennsylvania law without reference to its conflicts of law principles.

     7.3  Designated Site authorized for access hereunder:
          ------------------------------------------------

               Mr. Kenneth Kucera  7/22/1999
               Mediaplex, Inc.
               131 Stuert St., 4th Floor
               San Francisco, CA 94105